Exhibit 99.1

Safe Harbor Statement
Safe Harbor Statement
Certain statements in this presentation and responses to various questions may be “forward-looking statements” which reflect the company’s current expectations or beliefs concerning future events.
Actual results of operations may differ materially from historical results or current expectations. Any such forward-looking statements are subject to various risks and uncertainties, including the strength of the economy, changes in the overall level of consumer spending or preferences in apparel, our ability to compete with other retailers, the performance of the company’s products within the prevailing retail environment, our strategy and expansion plans, reliance on key personnel, trade restrictions, political or financial instability in countries where the company’s goods are manufactured, availability of suitable store locations at appropriate terms and other factors which are set forth in the company’s SEC filings, which are available on our website.

3 Predictable Growth From Multi-Pronged Strategy Predictable Growth From Multi-Pronged Strategy

4 Represents 26% of business and growing 4 Accessories Diversification Accessories Diversification

5 Growing Growing etc! Accessories % of Business

Quickly identify and respond to newest
fashion trends
Item-based merchandising strategy (vs.
collections)
Work closely with a network of US-based
importers
We do not own or operate any manufacturing facilities
Benefits of our sourcing strategy include:
Short lead times (7 days to 90 days)
Competitive product pricing
Vendor accountability for merchandise performance
No overseas sourcing expenses
Flexible Fast Fashion Business Model
Flexible Fast Fashion Business Model

Withstanding 2011 Inflation Drivers
Withstanding 2011 Inflation Drivers
No impact in first half and expect to see minimal impact
through
Not obligated to any one vendor for any overseas factories
Vendor matrix has anticipated the effects of the increase in cotton and cotton based yarns
We have a series of strategies that include creative sourcing, new fabric development and closer timing of commitments.
Accessories etc! category is 26% of sales and not cotton
dependent
Good, better, best merchandise strategy that maintains
value proposition
Upside margin opportunities to be captured with improved
allocation and planning business processes and systems.

the second half of 2011

Leading Retailer in Underserved Markets
Leading Retailer in Underserved Markets

Small markets (populations typically less than 50,000)
rue21 tends to be the only girls and guys specialty
apparel retailer in our shopping centers
Positioned typically in strip centers with other value
retailers (e.g. Walmart) and regional malls
Middle markets (populations typically 50,000-200,000)
rue21 is positioned for dominance within the community
typically separating itself from the other retail competition
Competition includes Walmart, Target, Kohl’s and other
big-box and small-box value retailers and regional malls
723 Stores
Regional
Malls
33.0%
Strip
Centers
51.6%
Outlet
Centers
15.4%

Future Store Mix
Future Store Mix
Attractive Real Estate Opportunities
Attractive Real Estate Opportunities

Current Store Mix
Current Store Mix
Strip Centers Regional Malls Outlet
51.6%
33.0%
15.4%
0% 20% 40% 60% 80% 100%
35%
0% 20% 40% 60% 80% 100%
10% 55%
Growth Potential by Real Estate
rue21 Current Store Count
rue21 Current Store Count
Identified Location
Identified Location Share
Share
Strip Centers
Strip Centers
Regional Mall
Regional Mall
Outlet Center
Outlet Center
373
239
111
2,500
1100
175
15%
22%
63%
Total
Total 723  3,775 19%

In-House
Expertise
Discipline
Speed to
Market
Entire real estate team based at
headquarters
Six weeks from lease signing to store
opening
Track record of opening stores on or
ahead of plan
Opportunities filtered from 400+
potential sites to 115 best
opportunities
CEO reviews and approves all real
estate deals
Results:
Results:

Increasing New
Store
Productivity
Decreasing
Rents per New
Store
INCREASING STORE
LEVEL RETURNS
Proven Real Estate Execution
Proven Real Estate Execution

4,400
2,270
1,762
1,101
1,097
723
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
5,000
Walmart Sears Target JCP Kohl's rue21
Walmart
Sears
Target
JCP
Kohl's
rue21

*Store count reflects U.S stores only
1500+ Store Opportunity
1500+ Store Opportunity
rue21 Store Growth Opportunity
rue21 Store Growth Opportunity

(millions)
Consistent Sales Growth Performance
Consistent Sales Growth Performance
Millions
Compound Sales Growth of 28% over 7 yrs.

$120.6
$146.9
$192.8
$225.6
$296.9
$391.4
$634.7
$525.6
$0.0
$100.0
$200.0
$300.0
$400.0
$500.0
$600.0
$700.0
2003 2004 2005 2006 2007 2008 2009 2010

Compound EBITDA Growth of 49% over 7 yrs.

Predictable Earnings Growth and Margin Expansion
Predictable Earnings Growth and Margin Expansion
$33.6
$25.8
$17.8
$14.9
$8.6
$4.4
$71.8
$53.8
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
$80.0
2003 2004 2005 2006 2007 2008 2009 2010

Compelling and Continuing New Store Economics
Compelling and Continuing New Store Economics

High-Return Stores That Payback Investment in Less Than a Year
High-Return Stores That Payback Investment in Less Than a Year
Note: Dollars in thousands.
Contribution
Contribution
Contribution
Investment
Investment
Investment
~5,300
19%
$900 - $1,100
$130
40
$170
Pre-tax ROIC
> 100%
Payback Period
Less Than 1 Year
•
Total Investment
•
Net Inventory
•
Net Build-out
•
Average store size (sq ft)
•
Annual sale (year 1)
•
4-wall contribution (year 1)

Performance in all Economic Environments 15 rue21 Comp Store Sales and Change in United States GDP -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% US GDP rue21 comps

Real Long Term Comp Sales Gains
$100 Valued by Successive Comp Store % Performances
$99.47
$96.94
$99.78
$103.70
$111.79
$114.14
$100.00 $100.00
$85.00
$90.00
$95.00
$100.00
$105.00
$110.00
$115.00
$120.00
2007 2008 2009 2010
Peers
rue21

rue 21 Gross Margin 32.0% 33.0% 34.0% 35.0% 36.0% 37.0% 38.0% FY08 FY09 FY10 Q2 FY11 TTM Consistent Long Term Gross Margin Growth 17

18 Year over Year Margin Change Compared to Peers -1.0% -0.5% 0.0% 0.5% 1.0% 1.5% 2.0% FY08 FY09 FY10 FY11 1st Half rue21 Peers Real Gross Margin Long Term Gains

Gross Margin Dollar Per Square Foot
$0.00
$5.00
$10.00
$15.00
$20.00
$25.00
$30.00
$35.00
Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11
Leveraging Square Footage through Gross Margin Growth
Leveraging Square Footage through Gross Margin Growth

Ability to Expand Net Income by Double Digits in Low Comp Growth Quarters
First Second Third Fourth First Second Third Fourth
Quarter Quarter Quarter Quarter Quarter Quarter Quarter Quarter
Net Sales Growth
40.1% 42.0% 27.9% 20.9% 20.4% 26.9% 33.6% 43.6%
Net Income Growth
249.7% 59.0% 50.9% 22.5% 56.3% 31.2% 55.8% 33.1%
Comp Store Sales
12.7% 8.9% 9.8% 1.8% -5.2% 0.7% 6.6% 11.2%
First Second Third Fourth First Second Third Fourth
Quarter Quarter Quarter Quarter Quarter Quarter Quarter Quarter
Net Sales Growth
40.7% 27.6% 40.7% 30.5% 27.6% 14.3% 19.5% 22.3%
Net Income Growth
257.5% 23.5% 106.9% 67.9% 94.7% 20.0% 19.5% 41.0%
Comp Store Sales
8.3% 0.6% 13.5% 8.6% 7.7% -1.6% 1.8%
1.5%
First Second
Quarter Quarter
Net Sales Growth
25.5% 21.0%
Net Income Growth
65.2% 20.0%
Comp Store Sales
5.2% -0.3%
Fiscal 2011
Fiscal 2007
Fiscal 2009 Fiscal 2010
Fiscal 2008
Expansion of Net Income
Expansion of Net Income

2010
2010
2011
2011
%
%
$
$
% increase
% increase
Total Net Sales
Total Net Sales
$280.7 M $345.6 M 23.1%
% Comp Growth
% Comp Growth
2.8% 2.4%
Comp Store Growth
Comp Store Growth
Non Comp Store Growth
Non Comp Store Growth
Gross Margin
Gross Margin
38.0% 39.0% +100bps
Operating Margin
Operating Margin
7.3% 8.1% +80bps
Net Income
Net Income
$12.2M $17.3M 41.6% $5.1M
Total Growth Opportunity Drives Predictable Profit Growth
Total Growth Opportunity Drives Predictable Profit Growth

Growth
Growth
100%
100%
97.6%
97.6%
2.4%
2.4% $6.5M
First Half
$ 64.9M
$ 58.4M

Years Ended TTM
Jan -10 Jan -11 Jul-11 GOAL
Gross Margin 35.8% 37.0% 37.6% 38.5 - 39.0%
Selling, General and
Administrative
25.5% 25.7% 26.0% 25.0 - 25.5%
Depreciation and Amortization 3.2% 3.4% 3.5% 3.0%
Operating income Margin 7.0% 7.9% 8.2% 10.5%
Pre-Tax Income Margin 6.9% 7.8% 8.2% 10.5 - 11.0%
Net Income 4.2% 4.8% 5.0% 6.0 - 7.0%
Margin Expansion Opportunity
Margin Expansion Opportunity

2010 2011 2010 2011 % Growth
Sales $280.0M $345.6M $634.7M $762M - $785M 20% - 24%
Net Income $12.2M $17.3M $30.2M 24% - 28%
EPS $0.49 $0.69 $1.21 $1.50 - $1.54 24% - 27%
Diluted Shares 25.0M 25.1M 25.0M 25.2M
First Half
Total Year
Reaffirming Q3 & Y/E Guidance
Reaffirming Q3 & Y/E Guidance
$37.5M - $38.8M

METRIC
METRIC
LONG-TERM TARGET
LONG-TERM TARGET
SQUARE FOOTAGE CAGR MID TO HIGH TEENS
COMPARABLE STORE SALES
GROWTH
LOW SINGLE DIGITS
GROSS MARGIN 150 BPS IMPROVEMENT
NET INCOME CAGR 20-25%
Financial Targets
Financial Targets

Consistent Sales Growth Performance and Opportunity
Predictable Long Term Earnings Growth
Strength and Flexibility in Real Estate Strategy
Attractive New Store Economics
Experienced Management Team with Significant Ownership
Distinct Company Culture
Why Invest in rue21
Why Invest in rue21